OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer High Income Fund/VA
Prospectus and Statement of Additional Information Supplement dated May 18, 2012

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer High Income Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds (the “Trust”), each dated April 30, 2012. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Trust has determined that it is in the best interests of the Fund and its shareholders that the Fund reorganize with and into Oppenheimer Global Strategic Income Fund/VA ("GSIF/VA"), which is also a series of the Trust.  The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and GSIF/VA, pursuant to which GSIF/VA will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of GSIF/VA (the "Reorganization").  If the Reorganization takes place, Non-Service and Class 3 shareholders of the Fund will receive Non-Service shares of GSIF/VA, and Service and Class 4 shareholders of the Fund will receive Service shares of GSIF/VA, in each case equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization.  The shares of GSIF/VA to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any redemption fee. The Reorganization is expected to be tax-free for both the Fund and GSIF/VA and their respective shareholders. Following the Reorganization, the Fund will liquidate and dissolve.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record, as of May 25, 2012, will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about July 27, 2012. The anticipated date of the shareholder meeting is on or about September 14, 2012. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about October 25, 2012.

May 18, 2012	PS0640.010